EXHIBIT 99.2



                Supplemental Operating and Financial Information

                              Second Quarter 2004





          As of and for the three and six months ended June 30, 2004.
             All dollar amounts shown in this report are unaudited.


     This Supplemental Operating and Financial Information is not an offer to sell or solicitation to buy any securities of AmeriVest Properties Inc. Any offers to sell or solicitations to buy any securities of AmeriVest Properties Inc. shall be made by means of a prospectus.

                               Table of Contents


Corporate Information                                               1

Financial Information
 Selected Financial Data                                            3
 Consolidated Statements of Operations                              4
 Geographic Operating Information - 2004                            5
 Geographic Operating Information - 2003                            6
 Non-GAAP Financial Measures                                        7
 Consolidated Balance Sheets                                        8
 Debt Summary                                                       9

Portfolio Information
 Property Summary                                                  10
 Lease Expiration Information                                      11
 Other Property Information                                        14

Corporate Information

Company Overview

     AmeriVest Properties Inc. is a real estate investment trust (REIT) which owns and operates commercial office buildings in select markets catering to small and medium size businesses. At June 30, 2004, AmeriVest owned 28 properties totaling 2,480,232 square feet located in Colorado, Texas, Arizona and Indiana. The Company's core portfolio (which excludes assets it owns less than 100% and smaller office buildings primarily leased to the State of Texas) included 14 properties totaling 2,198,129 square feet located in metropolitan Denver, Dallas, Phoenix and Indianapolis.

Strategy

     We believe that office space for small to medium size businesses is a large and underserved market. According to data compiled by the Office of Advocacy of the U.S. Small Business Administration in 2001, 89% of all U.S. businesses employed fewer than 20 employees. As a result, we believe that many businesses have office space requirements of no more than 4,000 square feet.

     Small to medium size businesses often have specific needs and limitations that are different from larger businesses. For example, small and medium size businesses cannot usually afford large corporate staffs to manage office leasing. These businesses have needs similar to larger firms, such as access to cutting edge technology, conference facilities, high quality telecommunications equipment and other amenities, but usually do not have a comparable budget to those firms. Our strategy is to focus on providing an office product targeted to this large market and its unmet needs in a cost effective manner. The key elements of our strategy include:

-- Provide a superior, consistent product - We seek to provide a level of amenities to small and medium size businesses in our office properties that usually only larger companies would be able to obtain, such as keyless entry card systems, use of conference rooms with the latest telecommunication and presentation equipment, and the ability to access high speed voice and data service from multiple providers.

-- Simplify the leasing process - Our leasing process is designed to meet the unique needs of a small to medium size customer base with limited staffing through our "no hassle" leasing philosophy which reduces the per lease cost for us and the customer.

-- Provide a high level of service - With our deliberate focus on small and medium size businesses, we have developed a positive, service-oriented approach specifically tailored for our customer base.


-- Target select cities - We target cities that meet specific criteria where we hope to build meaningful multi-property portfolios over the near term.

     As a result of our focused strategy, we believe that our properties provide office space that is particularly attractive for small and medium size businesses. By executing on our strategy, we believe we have been able to maintain high occupancy rates while still maintaining strong rent per square foot trends in our core markets as compared to the general office market.

Directors and Executive Officers

                                                                    Initial Date
       Name                         Position                         as Director
       ----                         --------                        ------------
William T. Atkins        Chief Executive Officer, Director and
                          Chairman of the Board                            1999
Charles K. Knight        President, Chief Operating Officer and
                          Director                                         1999
Kathryn L. Hale          Chief Financial Officer and Secretary                -
John B. Greenman         Chief Investment Officer and Vice
                          President                                           -
Patrice Derrington       Outside Director                                  2003
Harry P. Gelles          Outside Director                                  2000
Alexander S. Hewitt      Director and Vice Chairman                        2004
Robert W. Holman, Jr.    Lead Outside Director                             2001
John A. Labate           Outside Director                                  1995
Jerry J. Tepper          Outside Director                                  2000


Corporate Headquarters                    Investor Relations

1780 South Bellaire Street                Kim P. Boswood
Suite 100                                 (303) 297-1800 x118
Denver, Colorado 80222                    kim@amvproperties.com
(303) 297-1800

Stock Exchange                            Ticker

American Stock Exchange                   AMV

Financial Information

Selected Financial Data


                                              As of and for the three months ended-
                                              -------------------------------------
                                     6/30/2004   3/31/2004  12/31/2003   9/30/2003   6/30/2003
                                     ---------   ---------  ----------   ---------   ---------
                                (Amounts in thousands, except share, per share and property data)
Operating Data-
Real estate operating revenue(1)       $11,403      $9,594      $8,669      $6,895      $6,681
General and administrative expenses        984         933       1,171         777         743
G&A as a percentage of revenue             8.6%        9.7%       13.5%       11.3%       11.1%

Loss Per Share-
Net loss                                 $(548)      $(375)    $(1,251)       $(24)    $(1,110)
Loss per share - basic                   (0.02)      (0.02)      (0.07)       0.00       (0.09)
Loss per share - diluted                 (0.02)      (0.02)      (0.07)       0.00       (0.09)

Funds From Operations (FFO)(2)-
FFO                                     $2,796      $1,878      $1,317      $1,667        $358
FFO per share - basic                     0.12        0.11        0.08        0.10        0.03
FFO per share - diluted                   0.12        0.11        0.07        0.10        0.03

Balance Sheet Data-
Net investment in real estate(3)      $277,569    $259,921    $220,698    $197,671    $157,661
Total assets                           294,876     275,911     240,500     216,245     181,218
Total liabilities                      188,824     166,477     170,396     142,834     105,729
Minority interest                        1,775       1,836           -           -           -
Total stockholders' equity             104,278     107,598      70,104      73,411      75,489

Common Stock Data-
Common shares outstanding           23,928,849  23,859,639  17,401,309  17,375,467  17,348,052
Weighted average shares - basic     23,898,957  17,567,414  17,383,652  17,356,751  12,806,389
Weighted average shares - diluted   24,011,520  17,721,219  17,633,834  17,459,294  12,906,283
Closing share price                      $5.89       $6.75       $7.18       $6.50       $6.26
Share price range for period (high
 - low)                            6.93 - 5.48 7.64 - 6.40 6.50 - 7.21 6.75 - 6.11 6.65 - 5.85
Dividends declared per share              0.13        0.13        0.13        0.13        0.13
Annualized dividend yield                  8.8%        7.7%        7.2%        8.0%        8.3%
Market value of common equity         $140,941    $161,053    $124,941    $112,941    $108,599
Total liabilities                      188,535     166,477     170,396     142,834     105,729
                                   ------------------------------------------------------------
Total market capitalization           $329,476    $327,530    $295,337    $255,775    $214,328
                                   ============================================================

Cash Flow Data-
Net cash flow from operating
 activities                             $2,369      $1,719      $3,265      $2,812      $2,590
Net cash flow from investing
 activities                             (8,992)    (33,931)    (18,859)    (16,536)     (2,199)
Net cash flow from financing
 activities                              7,425      32,761      15,899       6,441       5,306
                                   ------------------------------------------------------------
Net change in cash and cash
 equivalents                              $802        $549        $305     $(7,283)     $5,697
                                   ============================================================

Property Data-
Properties owned                            28          27          30          28          27
Rentable square feet                 2,480,232   2,365,640   2,222,079   1,891,352   1,563,063
Occupancy                                 85.1%       84.5%       84.2%       86.8%       89.0%


     (1) Excludes the revenues of assets classified as held for sale (Texas Bank Buildings - sold March 16, 2004).

     (2) See page 7 for a reconciliation of FFO from net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures. FFO is not intended to be a measure of cash flow or liquidity.

     (3) Excludes the real estate assets of properties classified as held for sale (Texas Bank Buildings - sold March 16, 2004).

Consolidated Statements of Operations


                                             For the three            For the six
                                              months ended            months ended
                                                June 30,                June 30,
                                                --------                --------
                                               2004        2003        2004        2003
                                               ----        ----        ----        ----
Real Estate Operating Revenue
  Rental revenue                        $11,402,649  $6,680,723 $20,996,544 $13,229,350

Real Estate Operating Expenses
  Property operating expenses-
     Operating expenses                   3,105,339   1,660,895   5,911,233   3,209,600
     Real estate taxes                    1,477,758     762,939   2,715,622   1,514,777
     Management fees                         17,428      33,297      34,750      67,174
  General and administrative expenses       984,265     742,773   1,916,814   1,579,853
  Ground rent expense                       160,542           -     321,683           -
  Interest expense                        2,831,282   1,781,535   5,553,349   3,506,970
  Depreciation and amortization expense   3,445,634   1,414,553   6,222,725   2,742,519
  Impairment of investment in real
   estate                                         -   1,465,932           -   1,465,932
                                        ------------------------------------------------
    Total operating expenses             12,022,248   7,861,924  22,676,176  14,086,825
                                        ------------------------------------------------

Loss From Continuing Operations            (619,599) (1,181,201) (1,679,632)   (857,475)

Other Income/(Loss)
  Interest income                            10,893      11,936      26,256      17,753
  Equity in loss of affiliate                     -     (13,312)    (18,076)    (23,914)
  Minority interest(1)                       61,118           -      61,118           -
                                        ------------------------------------------------
    Total other income/(loss)                72,011      (1,376)     69,298      (6,161)
                                        ------------------------------------------------

Loss Before Discontinued Operations        (547,588) (1,182,577) (1,610,334)   (863,636)

Discontinued Operations                           -      72,526     687,735     158,549
                                        ------------------------------------------------

Net Loss                                  $(547,588)$(1,110,051)  $(922,599)  $(705,087)
                                        ================================================

Loss Per Share
  Basic                                      $(0.02)     $(0.09)     $(0.04)     $(0.06)
                                        ================================================
  Diluted                                    $(0.02)     $(0.09)     $(0.04)     $(0.06)
                                        ================================================

Weighted Average Common Shares
   Outstanding
  Basic                                  23,898,957  12,806,389  20,733,185  11,958,053
                                        ================================================
  Diluted                                23,898,957  12,806,389  20,733,185  11,958,053
                                        ================================================



     (1) As a result of adopting FIN 46R, "Consolidation of Variable Interest Entities (VIE)", the Company consolidated the operations of an entity management identified as a VIE. The Company recognizes minority interest equal to third party voting interests.

Geographic Operating Information - 2004


As of and for the three months ended June 30, 2004-

                                       Denver      Dallas      Phoenix   Indianapolis Non-core(1) Corporate   Consolidated
                                       ------      ------      -------   ------------ --------    ---------   ------------
Real estate operating revenue        $2,395,182  $3,574,653   $4,369,539     $441,227    $622,048       $-     $11,402,649
Real estate operating expenses        1,067,314   1,288,735    1,709,236      178,752     356,488        -       4,600,525
                                    -----------  ----------   ----------     --------    --------       --     -----------
Net operating income                  1,327,868   2,285,918    2,660,303      262,475     265,560        -       6,802,124
                                    -----------  ----------   ----------     --------    --------       --     -----------
Percent of total                           19.5%       33.6%        39.1%         3.9%        3.9%     0.0%          100.0%
Adjustments to arrive at net loss-
 General and administrative expenses                                                                              (984,265)
 Ground rent expense                                                                                              (160,542)
 Interest expense                                                                                               (2,831,282)
 Depreciation and amortization
  expense                                                                                                       (3,445,634)
 Interest income                                                                                                    10,893
 Minority interest                                                                                                  61,118
                                                                                                              -------------
 Total adjustments                                                                                              (7,349,712)
                                                                                                              -------------
Net loss                                                                                                         $(547,588)
                                                                                                              =============

As of and for the six months ended June 30, 2004-
Real estate operating revenue        $4,790,442  $6,704,046   $7,604,968     $875,701  $1,021,387       $-     $20,996,544
Real estate operating expenses        2,167,707   2,543,461    3,039,148      346,715     564,574        -       8,661,605
                                    -----------  ----------   ----------     --------    --------       --     -----------
Net operating income                  2,622,735   4,160,585    4,565,820      528,986     456,813        -      12,334,939
                                    -----------  ----------   ----------     --------    --------       --     -----------
Percent of total                           21.3%       33.7%        37.0%         4.3%        3.7%     0.0%          100.0%
Adjustments to arrive at net loss-
 General and administrative expenses                                                                            (1,916,814)
 Ground rent expense                                                                                              (321,683)
 Interest expense                                                                                               (5,553,349)
 Depreciation and amortization
  expense                                                                                                       (6,222,725)
 Interest income                                                                                                    26,256
 Equity in loss of affiliate                                                                                       (18,076)
 Minority interest                                                                                                  61,118
 Discontinued operations(2)                                                                                        687,735
                                                                                                              -------------
 Total adjustments                                                                                             (13,257,538)
                                                                                                              -------------
Net loss                                                                                                         $(922,599)
                                                                                                              =============

Net investment in real estate       $70,873,918 $70,652,862 $112,380,004  $10,245,393 $13,311,644 $105,170    $277,568,991
                                    ===========  ========== ============  =========== =========== ========    ============

Properties owned                              4           4            5            1          14        -              28
Rentable square feet                    556,491     689,777      837,107      114,754     282,103        -       2,480,232
Occupancy                                  84.9%       88.0%        87.3%        81.5%       73.6%       -            85.1%


     (1) Includes the Texas State Buildings and Panorama Falls. Due to the adoption of FASB Interpretation No. 46R, the assets and liabilities of Panorama Falls are consolidated with those of AmeriVest effective March 31, 2004 and the real estate assets are reflected in the 'net investment in real estate' balance in the 'non-core' column. Beginning April 1, 2004, the operations of Panorama Falls are consolidated with those of AmeriVest. Prior to April 1, 2004, the investment in Panorama Falls was accounted for under the equity method and AmeriVest's share of the net loss of the entity is reflected above as 'equity in loss of affiliate'.

     (2) Includes the net operations, including gain on sale, of the Texas Bank Buildings which were sold March 16, 2004.

Geographic Operating Information - 2003


As of and for the three months ended June 30, 2003-
                                       Denver      Dallas      Phoenix   Indianapolis Non-core(1) Corporate   Consolidated
                                       ------      ------      -------   ------------ --------    ---------   ------------
Real estate operating revenue        $2,488,928  $1,924,767   $1,453,659     $409,666    $403,703        -      $6,680,723
Real estate operating expenses          962,174     687,282      433,668      137,028     236,979        -       2,457,131
                                    -----------  ----------   ----------     --------    --------       --     -----------
Net operating income                  1,526,754   1,237,485    1,019,991      272,638     166,724        -       4,223,592
                                    -----------  ----------   ----------     --------    --------       --     -----------
Percent of total                           36.1%       29.3%        24.2%         6.5%        3.9%     0.0%          100.0%
Adjustments to arrive at net loss-
 General and administrative expenses                                                                              (742,773)
 Interest expense                                                                                               (1,781,535)
 Depreciation and amortization
  expense                                                                                                       (1,414,553)
 Impairment of investment in real
  estate                                                                                                        (1,465,932)
 Interest income                                                                                                    11,936
 Equity in loss of affiliate                                                                                       (13,312)
 Discontinued operations(2)                                                                                         72,526
                                                                                                              -------------
 Total adjustments                                                                                              (5,333,643)
                                                                                                              -------------
Net loss                                                                                                       $(1,110,051)
                                                                                                              =============

As of and for the six months ended June 30, 2003-
Real estate operating revenue        $5,103,399  $3,918,141   $2,529,269     $869,656    $808,885       $-     $13,229,350
Real estate operating expenses        1,946,375   1,332,200      749,490      296,567     466,919        -       4,791,551
                                    -----------  ----------   ----------     --------    --------       --     -----------
Net operating income                  3,157,024   2,585,941    1,779,779      573,089     341,966        -       8,437,799
                                    -----------  ----------   ----------     --------    --------       --     -----------
Percent of total                           37.4%       30.6%        21.1%         6.8%        4.1%     0.0%          100.0%
Adjustments to arrive at net loss-
 General and administrative expenses                                                                            (1,579,853)
 Interest expense                                                                                               (3,506,970)
 Depreciation and amortization
  expense                                                                                                       (2,742,519)
 Impairment of investment in real
  estate                                                                                                        (1,465,932)
 Interest income                                                                                                    17,753
 Equity in loss of affiliate                                                                                       (23,914)
 Discontinued operations(2)                                                                                        158,549
                                                                                                              -------------
 Total adjustments                                                                                              (9,142,886)
                                                                                                              -------------
Net loss                                                                                                         $(705,087)
                                                                                                              =============

Net investment in real estate       $67,469,147 $43,440,170  $30,130,314   $9,652,742  $6,868,430  $99,795    $157,660,598
                                    ===========  ========== ============  =========== =========== ========    ============

Properties owned                              4           2            2            1          18        -              27
Rentable square feet                    556,885     323,224      243,752       96,561     342,641        -       1,563,063
Occupancy                                  84.1%       96.2%        99.5%        92.0%       81.7%       -            89.0%


     (1) Includes the Texas State Buildings and Panorama Falls.

     (2) Includes the net operations, including gain on sale, of the Texas Bank Buildings which were sold March 16, 2004.

Non-GAAP Financial Measures

     Funds from operations (FFO) is a non-GAAP financial measure. We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), to be an appropriate measure of performance for an equity REIT, for reasons, and subject to the qualifications, specified in the paragraph entitled "Non-GAAP Financial Measures" below. The following table reflects the reconciliation of FFO from net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures:


                                            As of and for the three months ended-
                                            -------------------------------------
                                    6/30/2004  3/31/2004 12/31/2003  9/30/2003   6/30/2003
                                    ---------  --------- ----------  ---------   ---------
                                    (Amounts in thousands except share and per share data)
Funds From Operations (FFO)-
Net loss                                $(548)     $(375)   $(1,251)      $(24)    $(1,110)
Depreciation and amortization
 expense                                3,319      2,805      2,546      1,669       1,448
Share of depreciation and
 amortization
   expense of unconsolidated
    affiliate                              25         22         22         22          20
Gain on sale                                -       (574)         -          -           -
                                   --------------------------------------------------------
FFO                                    $2,796     $1,878     $1,317     $1,667        $358
                                   ========================================================

Loss per share - diluted               $(0.02)    $(0.02)    $(0.07)     $0.00      $(0.09)
                                   ========================================================

FFO per share - diluted                 $0.12      $0.11      $0.07      $0.10       $0.03
                                   ========================================================

Common Stock Data-
Weighted average shares - diluted  24,011,520 17,721,219 17,633,834 17,459,294  12,906,283

     Non-GAAP Financial Measures: Funds from operations (FFO) is a non-GAAP financial measure. FFO is defined as net income or loss, computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We believe that FFO is helpful to investors as a measure of the performance of an equity REIT because, it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. FFO does not represent cash generated from operating activities determined by GAAP and should not be considered as an alternative to net income or loss (determined in accordance with GAAP) as an indication of our financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. FFO may include funds that may not be available for our management's discretionary use due to requirements to conserve funds for capital expenditures, debt repayments, property acquisitions and other commitments and uncertainties.

Consolidated Balance Sheets

                                                                  June 30,     December 31,
                                                                    2004            2003
                                                                  --------     ------------
Assets
  Investment in real estate-
    Land                                                           37,607,272    $28,838,214
    Buildings and improvements                                    226,587,118    184,519,890
    Furniture, fixtures and equipment                               1,144,438        799,730
    Tenant improvements                                            11,161,115      6,144,440
    Tenant leasing commissions                                      2,097,777      1,061,160
    Intangible assets                                              17,657,776     11,468,120
    Less: accumulated depreciation and amortization               (18,686,505)   (12,134,025)
                                                               ---------------  -------------
         Net investment in real estate                            277,568,991    220,697,529

  Cash and cash equivalents                                         2,828,615      1,477,585
  Escrow deposits                                                   8,579,577      5,778,427
  Assets - held for sale                                                    -      3,196,877
  Investment in affiliate                                                   -      1,364,032
  Due from related party                                                    -      3,371,526
  Due from affiliate                                                        -        262,347
  Accounts receivable                                                 798,768        296,377
  Deferred rents receivable                                         2,084,806      1,401,455
  Deferred financing costs, net                                     2,186,199      2,301,043
  Prepaid expenses and other assets                                   829,542        353,264
                                                               ---------------  -------------

         Total assets                                            $294,876,498   $240,500,462
                                                               ===============  =============

Liabilities
  Mortgage loans and notes payable                               $176,637,287   $158,237,661
  Liabilities - held for sale                                               -      1,296,049
  Accounts payable and accrued expenses                             2,796,019      2,736,657
  Accrued real estate taxes                                         3,034,605      3,169,183
  Prepaid rents, deferred revenue and security deposits             3,244,960      2,694,335
  Dividends payable                                                 3,110,750      2,262,170
                                                               ---------------  -------------

         Total liabilities                                        188,823,621    170,396,055
                                                               ---------------  -------------

Minority Interest                                                   1,775,186              -
                                                               ---------------  -------------

Stockholders' Equity
  Preferred stock, $.001 par value
    Authorized - 5,000,000 shares
    Issued and outstanding - none                                           -              -
  Common stock, $.001 par value
    Authorized - 75,000,000 shares
    Issued and outstanding - 23,928,849 and 17,401,309 shares,
     respectively                                                      23,929         17,401
  Capital in excess of par value                                  132,184,673     91,706,371
  Distributions in excess of accumulated earnings                 (27,930,911)   (21,619,365)
                                                               ---------------  -------------

         Total stockholders' equity                               104,277,691     70,104,407
                                                               ---------------  -------------

         Total liabilities and stockholders' equity              $294,876,498   $240,500,462
                                                               ===============  =============

Debt Summary

                                                            June 30, 2004      December 31, 2003
                                                            -------------      -----------------
                                              Maturity    Principal  Interest  Principal  Interest
          Lender           Mortgaged Property   Date       Balance   Rate(1)    Balance   Rate(1)
          ------           ------------------   ----      ---------  --------  ---------  --------
Fixed rate-
Teachers Insurance and     AmeriVest Plaza at
   Annuity Association          Inverness
   of America                                 1/10/2006  $14,494,197    7.90% $14,572,888    7.90%

Greenwich Capital          Parkway Centre II
  Financial Products           Centerra
                             Southwest Gas
                                Building      10/1/2008   38,500,889    5.13%  38,876,849    5.13%

Allstate Life Insurance     Financial Plaza
 Company                                      10/5/2010   24,383,337    5.25%  24,669,760    5.25%

Southern Farm Bureau Life   Scottsdale Norte
   Insurance Company                           4/1/2011    6,592,835    7.90%   6,625,460    7.90%

J. P. Morgan Chase         Hackberry View  -
                                  1st          9/1/2012   11,488,487    6.57%           -       -

J. P. Morgan Chase          Hackberry View -
                                 2nd(2)        9/1/2012      986,279    8.00%           -       -

Teachers Insurance and      Sheridan Center
 Annuity Association          Arrowhead
 of America                    Fountains
                            Kellogg Building   1/1/2013   29,085,396    7.40%  29,309,686    7.40%

Security Life of Denver     Keystone Office
 Insurance Company             Park - 1st
                                               5/1/2022    4,281,614    8.00%   4,334,828    8.00%

Security Life of Denver     Keystone Office
 Insurance Company             Park - 2nd
                                               5/1/2022      480,079    8.63%     485,638    8.63%

Transatlantic Capital         Texas State
 Company, LLC                   Buildings      8/1/2028    5,620,932    7.66%   5,660,436    7.66%
                                                        ------------    -----   ---------    -----
                                               Subtotal $135,913,787    6.42%$124,535,545    6.39%
                                                        ------------    -----   ---------    -----

Variable rate-
Fleet National Bank -        Chateau Plaza
   Senior Secured Line of    Greenhill Park
    Credit                  Camelback Lakes  11/12/2005  $40,650,000    3.91% $18,470,020    3.90%

Fleet National Bank -          Unsecured     11/12/2005            -       -   15,149,725    5.17%
   Unsecured Line of Credit
                                                        ------------    -----   ---------    -----
                                               Subtotal  $40,650,000    3.91% $33,619,745    4.47%
                                                        ------------    -----   ---------    -----

Other notes payable-
Lease Capital Corporation     Phone system   10/31/2007      $73,500   11.11%       $82,371   11.11%
                                                        ------------   ------       -------   ------
                                                Subtotal     $73,500   11.11%       $82,371   11.11%
                                                        ------------   ------       -------   ------

                 Total mortgage loans and notes payable $176,637,287    5.84%  $158,237,661    5.98%
                                                        ============    =====  ============    =====

Liabilities - held for sale
Jefferson Pilot               Texas Bank
                                Buildings                         $-       -   $1,292,749    9.00%
                                                        ------------   ------  ----------    -----

Total including mortgage loan included in
         'liabilities - held for sale'                  $176,637,287    5.84%  $159,530,410    6.01%
                                                        ============    =====  ============    =====


Scheduled maturities (for the years ended December 31,)-
                      2004                                $1,119,300
                      2005                                43,113,577
                      2006                                16,674,529
                      2007                                 2,587,128
                      2008                                37,348,319
Thereafter                                                75,794,434
                                                        -------------
Total                                                   $176,637,287
                                                        =============

Cash flow information (for the three months ended June
 30, 2004)-
Additions                                                $58,224,715
Repayments                                               (40,264,964)
Scheduled principal
 repayments                                               (1,141,306)
                                                        -------------
Total                                                    $16,818,445
                                                        =============

     (1) Interest only, does not include amortization of deferred financing costs or unused facility fees.

     (2) The amount recorded reflects a net present value calculation based on a fair market value rate of 8%. The actual loan balance assumed was $697,847 at an interest rate of 15%.

(3)  Portfolio Information

Property Summary

                                                 June 30, 2004           December 31, 2003
                                                 -------------           -----------------
      Building/          Year     Rentable  Occupancy    Average      Occupancy    Average
       Location        Acquired   Area(1)    Rate(2)   Rent Per SF(3)   Rate(2)   Rent Per SF(3)
      ---------        --------   --------  ---------  -----------    ---------   -----------
Same Store-
Southwest Gas Building
   Phoenix, AZ          2003      147,660     86.0%      $ 22.20        80.4%     $ 22.10

Chateau Plaza
   Dallas, TX           2002      171,294     97.4%        23.03       100.0%       22.70

Centerra
   Denver, CO           2002      186,582     82.1%        18.11        72.9%       19.89

Parkway Centre II
   Plano, TX            2002      151,968     93.3%        20.11        95.4%       20.61

Kellogg Building
   Littleton, CO        2001      111,580     91.2%        20.80        85.8%       21.04

Arrowhead Fountains
   Peoria, AZ           2001       96,090     00.0%        21.89       100.0%       21.85

AmeriVest Plaza at
 Inverness
   Englewood, CO        2001      118,720     90.6%        22.37        91.3%       23.10

Sheridan Center
   Denver, CO           2000      139,609     78.6%        16.52        82.7%       16.36
                                ---------     -----       ------        -----      ------
                      Subtotal  1,123,503     89.4%       $20.65        87.8%      $20.99
                                ---------     -----       ------        -----      ------

2003 Acquisitions and Developments-
Greenhill Park
   Addison, TX          2003      251,917     73.0%      $ 18.59        76.7%     $ 18.84

Scottsdale Norte
   Scottsdale, AZ       2003       79,233     79.2%        22.86        80.9%       23.16

Financial Plaza
   Mesa, AZ             2003      310,830     84.2%        23.17        80.5%       23.02

Keystone Office Park
   Indianapolis, IN    1999/2003  114,754     81.5%        17.58        86.4%       17.71
                                ---------     -----       ------        -----      ------
                      Subtotal    756,734     79.5%       $20.87        80.2%      $20.84
                                ---------     -----       ------        -----      ------

2004 Acquisitions-
Hackberry View
   Irving, TX           2004      114,598    100.0%      $ 20.81         N/A          N/A

Camelback Lakes
   Phoenix, AZ          2004      203,294     90.2%        21.21         N/A          N/A
                                ---------     -----       ------        -----      ------
                      Subtotal    317,892     93.7%       $21.05         N/A          N/A
                                ---------     -----       ------        -----      ------

Joint Ventures-
Panorama Falls(4)
   Englewood, CO        2000     59,561       60.4%      $ 19.37        78.0%     $ 19.01
                                ---------     -----       ------        -----      ------
                      Subtotal   59,561       60.4%       $19.37        78.0%      $19.01
                                ---------     -----       ------        -----      ------

Non-Core-
Texas Bank
 Buildings(5)
   Texas                1998       N/A         N/A         N/A         100.0%     $ 15.88

Texas State
 Buildings(6)
   Texas            1997/1998    222,542       77.1%       $ 9.05        76.8%        9.00
                                 -------       -----       ------        -----      ------
                      Subtotal   222,542       77.1%        $9.05        81.7%      $10.79
                                 -------       -----       ------        -----      ------

                         Total   2,480,232     85.1%       $19.80        84.2%      $19.63
                                 ---------     -----       ------        -----      ------


     (1) Includes office space but excludes storage, telecommunications and garage space.

     (2) Includes approximately 67,000 square feet (2.7% of total rentable area) that has been leased but is not yet occupied and approximately 28,000 square feet (1.1% of total rentable area) that is leased but has been vacated. Excludes approximately 29,000 square feet (1.2% of total rentable area) that expired on or about June 30, 2004.

     (3) Annualized cash basis revenue divided by leased area.

     (4) 20% of the property is owned by AmeriVest and 80% of the property is owned by one other investor as tenants in common. Beginning March 31, 2004, the balance sheet and results of operations for this joint venture are included in the Company's consolidated financial statements.

     (5) These buildings were sold March 16, 2004.

     (6) 11 of 13 buildings are leased primarily to various agencies of the State of Texas. The Clint and Paris, Texas buildings are currently vacant.

Lease Expiration Information

     The following schedules detail the tenant(1) lease expirations for our 100%-owned properties(2) at June 30, 2004 in total and by geographic region:

Consolidated

                Number of      Square        Annual    Percentage of Total
     Year         Leases       Footage       Revenue       Annual Revenue
     ----       ---------      -------       -------   -------------------
     2004            54        181,339    $3,232,230                 8.0%
     2005           105        481,648    10,093,232                25.0%
     2006            93        301,168     5,676,298                14.1%
     2007            85        375,443     7,565,694                18.8%
     2008            42        174,303     3,443,155                 8.5%
     2009            38        231,573     4,832,726                12.0%
     2010            10        194,611     3,592,488                 8.9%
     2011             6         40,142       745,560                 1.9%
     2012             2         32,910       749,794                 1.9%
     2013             -              -             -                   -
     2014             1         19,798       235,200                 0.6%
     2015             2          6,120       116,280                 0.3%
                    ---      ---------   -----------               ------
    Total           438      2,039,055   $40,282,657               100.0%
                    ===      =========   ===========               ======


Denver


                Number of       Square        Annual    Percentage of Total
     Year         Leases       Footage       Revenue       Annual Revenue
     ----       ---------      -------       -------   -------------------
     2004            29         43,997      $881,687                10.3%
     2005            62        141,943     3,052,771                35.6%
     2006            41         59,825     1,092,546                12.8%
     2007            34         67,481     1,251,054                14.6%
     2008            21         69,741     1,314,127                15.3%
     2009            13         28,118       508,739                 5.9%
     2010             -              -             -                   -
     2011             2          6,744       115,454                 1.4%
     2012             -              -             -                   -
     2013             -              -             -                   -
     2014             1         19,798       235,200                 2.7%
     2015             2          6,120       116,280                 1.4%
                    ---      ---------   -----------               ------
    Total           205        443,767    $8,567,858               100.0%
                    ===      =========   ===========               ======

Phoenix

                Number of       Square        Annual    Percentage of Total
     Year         Leases       Footage       Revenue       Annual Revenue
     ----       ---------      -------       -------   -------------------
     2004            11         29,445      $694,273                 4.3%
     2005            19        110,111     2,442,907                15.1%
     2006            29        117,713     2,671,661                16.5%
     2007            31        153,280     3,407,635                21.1%
     2008             8         32,266       745,639                 4.6%
     2009            17        154,844     3,386,427                20.9%
     2010             4         89,696     1,889,829                11.7%
     2011             1         16,879       388,217                 2.4%
     2012             1         24,444       546,610                 3.4%
     2013             -              -             -                   -
     2014             -              -             -                   -
     2015             -              -             -                   -
                    ---      ---------   -----------               ------
    Total           121        728,678   $16,173,198               100.0%
                    ===      =========   ===========               ======


Dallas

                Number of       Square        Annual    Percentage of Total
     Year         Leases       Footage       Revenue       Annual Revenue
     ----       ---------      -------       -------   -------------------
     2004             7         47,944      $966,278                 7.8%
     2005            15        184,829     4,120,539                33.4%
     2006            10         43,298       902,290                 7.3%
     2007            16        146,313     2,759,432                22.4%
     2008            11         68,916     1,326,283                10.8%
     2009             5         39,899       782,451                 6.4%
     2010             3         53,987     1,125,292                 9.1%
     2011             1          7,729       139,122                 1.1%
     2012             1          8,466       203,184                 1.7%
     2013             -              -             -                   -
     2014             -              -             -                   -
     2015             -              -             -                   -
                    ---      ---------   -----------               ------
    Total            69        601,381   $12,324,871               100.0%
                    ===      =========   ===========               ======

Indianapolis


                Number of       Square        Annual    Percentage of Total
     Year         Leases       Footage       Revenue       Annual Revenue
     ----       ---------      -------       -------   -------------------
     2004             5         21,924      $380,928                22.9%
     2005             7         11,910       211,868                12.7%
     2006             9         31,534       576,802                34.7%
     2007             4          8,369       147,573                 8.9%
     2008             2          3,380        57,106                 3.4%
     2009             3          8,712       155,109                 9.3%
     2010             1          5,343        93,503                 5.6%
     2011             1          2,400        40,800                 2.5%
     2012             -              -             -                   -
     2013             -              -             -                   -
     2014             -              -             -                   -
     2015             -              -             -                   -
                    ---      ---------   -----------               ------
    Total            32         93,572    $1,663,689               100.0%
                    ===      =========   ===========               ======


Non-core

                Number of       Square        Annual    Percentage of Total
     Year         Leases       Footage       Revenue       Annual Revenue
     ----       ---------      -------       -------   -------------------
     2004             2         38,029      $309,064                19.9%
     2005             2         32,855       265,147                17.1%
     2006             4         48,798       432,999                27.9%
     2007             -              -             -                   -
     2008             -              -             -                   -
     2009             -              -             -                   -
     2010             2         45,585       483,864                31.1%
     2011             1          6,390        61,967                 4.0%
     2012             -              -             -                   -
     2013             -              -             -                   -
     2014             -              -             -                   -
     2015             -              -             -                   -
                    ---      ---------   -----------               ------
    Total            11        171,657    $1,553,041               100.0%
                    ===      =========   ===========               ======


     (1) Excludes Kellogg Executive Suite and month-to-month tenants.

     (2) Does not include Panorama Falls.

Other Property Information

     The following chart illustrates the geographic distribution of our 100%-owned core properties(1) by square footage at June 30, 2004:

[GRAPHIC OMITTED - DATA ONLY]

     The following table categorizes the leased area of our 100%-owned core properties(1) by our tenant's industry at June 30, 2004:


                                                         Percentage
                      Industry                            of Area
                      --------                           ----------
Wholesale trade and manufacturing                            13.1%
Consulting and business services                             11.1%
Healthcare                                                    9.6%
Real estate                                                   9.5%
Financial services - advisement and brokerage                 8.4%
Financial services - insurance                                6.9%
Legal                                                         6.8%
Financial services - mortgage                                 6.0%
Energy                                                        5.7%
Computer systems and software                                 4.6%
Travel, entertainment and food service                        4.6%
Telecommunications                                            3.8%
Other                                                         3.3%
Financial services - banking                                  3.2%
Accounting                                                    2.7%
Engineering                                                   0.4%
Advertising and marketing                                     0.3%


     (1) Does not include the Texas State Buildings or Panorama Falls.